FAM

                                   VALUE FUND

                               EQUITY-INCOME FUND

                                 ANNUAL REPORT

                               December 31, 1999

                                      100%
                                    No-Load
                                     Funds

                                                                       FAM FUNDS
                                                                    P.O. Box 339
                                                            Cobleskill, NY 12043
                                                                  (800) 932-3271
                                                                www.famfunds.com

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                                 FAM VALUE FUND
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Dear Fellow Value Shareholders:

         We have been writing shareholder letters for a very long time, but this year's is by far the most difficult. In 1999 the FAM Value Fund posted one of its most disappointing returns since its inception in 1987. Performance was poor on an absolute basis and even worse when measured against many broad-based indices. The FAM Value Fund declined -4.84% for the twelve month period ending December 31, 1999 while the S&P 500 index rose +21.0% and the Russell 2000 index gained 21.3%. Much of the S&P 500 and the Russell 2000 advance was due to a small number of large cap growth stocks and technology issues - two investment sectors that are noticeably lacking in your Fund. It is worth noting that in 1999 our bias toward reasonable valuations and companies with earnings prevented us from participating in the amazing performance of those two areas of the stock market.

         One-year performance returns always become the focus at year-end; however, we believe the Value Fund's long-term results are more representative of our long-term performance goals. Although dragged down by this year's results, the FAM Value Fund's five and ten year average annual returns of 13.29% and 13.40% respectively, are still within our longer term expectations of 12%-15% as the chart below indicates. While these may appear to be modest goals given the recent sensational returns of the major market indices, according to Ibbotson Associates historical stock returns over the last 72 years (1925-1998) have averaged 11%-13% and we believe these goals represent reasonable future expectations.

                                COMPARISON CHART

          12% ANNUALIZED               15% ANNUALIZED                 FAM VALUE
          --------------               --------------                 ---------

1986      $10,000.00                    $10,000.00                    $10,000.00
1987      $11,200.00                    $11,500.00                    $ 8,280.00
1988      $12,544.00                    $13,225.00                    $11,219.00
1989      $14,049.00                    $15,208.00                    $13,497.00
1990      $15,735.00                    $17,490.00                    $12,768.00
1991      $17,623.00                    $20,113.00                    $18,807.00
1992      $19,738.00                    $23,130.00                    $23,528.00
1993      $22,106.00                    $26,600.00                    $23,575.00
1994      $24,759.00                    $30,590.00                    $25,178.00
1995      $27,730.00                    $35,178.00                    $30,138.00
1996      $31,058.00                    $40,455.00                    $33,514.00
1997      $34,785.00                    $46,523.00                    $46,618.00
1998      $38,959.00                    $53,502.00                    $49,620.00
1999      $43,634.00                    $61,527.00                    $47,161.00



OUR PERSPECTIVE ON THE MARKET

         An analysis of the investment return for the small company Russell indices illustrates the dilemma faced by investors. While the Russell 2000 index gained 21.3% overall for 1999, the value stocks in the index lost -4.0%. Most, if not all, of the gain in the Russell 2000 index was achieved by growth stocks, evidenced by the 42.5% return of the growth stocks in the index.

         The year 1999 proved to be one of real frustration to us. While stocks never perform exactly the way you expect, logic would suggest that the stock price of businesses with a demonstrated history of growth in

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                                 FAM VALUE FUND
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economic value would reflect that potential in the marketplace. Nothing could have been further from the truth in 1999. According to a researcher from Warburg Dillon Reed if you look at all stocks on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX), and NASDAQ which HAD EARNINGS last year - they were down (-2%). Conversely, all companies on the NYSE, AMEX and NASDAQ which HAD NO EARNINGS were up 54% on average . . . where is the logic in that?

         A very limited and narrow area of the marketplace has spawned a feverish, almost goldrush mentality in today's market. Technology stocks, especially those .com related, were king in 1999. It is unnerving that a number of recent initial public offerings of small companies with no earnings and almost no revenue have seen their stock prices soar on the first day of trading. Some have been valued at a billion dollars or more - making them worth far more than companies that have earnings and a predictable future. One question remains, when market psychology becomes more rational, who will prosper and who will be left holding a popped balloon?

         We, of course, do not know what will occur in the future investment climate. However, all past excesses in stock markets worldwide have eventually reverted back to an investment approach that is grounded in reality. In the early 1990s Japanese stocks were the darlings of the day. People were saying that it was no longer appropriate to value Japanese companies based on economic fundamentals. The Nikkei Index (the Standard & Poor's Index equivalent) was selling at an all time high of almost 40,000 yen and stocks were going up because Japanese culture dictated a strong economic loyalty. People would buy SONY regardless of price because the Japanese have very long-term horizons. The Nikkei lost 48% over the next 9 months and has yet to recover half its former high. SONY, by the way, went from a high of $60 in 1990 to a low of $30 three years later before starting its rebound.

         We have experienced similar market environments when euphoria outweighed common sense. In the late 1960s and early 1970s many of the "nifty 50" top holdings of the day, such as IBM, Xerox, Polaroid, etc., were selling at 50, 60, and even 80 times P/E ratios. Then the 1973-74 correction occurred. Most of those companies took years to recover. Others, like Polaroid, have never regained preeminence. For those who say, "This time is different.", we would remind them of other times when one industry has dominated the investment scene. In the 1980s biotechnology was thought to be the ultimate growth industry. History has proven that of the many hundreds of biotech start-ups, only a handful has been worthy of investment. Most have fallen by the wayside or have been folded into larger companies or have even gone bankrupt. Only those companies with solid earnings and sound business strategies have succeeded over the long haul.

1999 PERFORMANCE DETAIL

         Our disappointments this year are numerous. Some of our larger disappointments came from businesses with the brightest future. While down this year, ServiceMaster (-43%), Kaydon (-32%), and ConMed (-22%) are all solid businesses. ServiceMaster and ConMed not only demonstrated positive earnings improvement in 1999, but we expect that trend to continue in 2000.

         -- Significant holdings of financial services stocks also contributed to this year's poor performance. UNUM Provident (-44%) is the largest disability insurance company in the country. Last year's merger of UNUM with Provident, the strongest company in individual disability insurance, has produced a powerhouse in the disability business. However, a merger of two dominant companies with two distinctive cultures was almost certain to create some temporary problems. Management, so far, has demonstrated an ability to adapt and take the appropriate action to assure the ultimate success of the new company. And while the future promises to be very rewarding, growing pains-coupled with interest rate anxiety-punished the price of the stock to an extreme low in 1999.

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                                 FAM VALUE FUND
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         -- Our banks and insurance companies were impacted directly by a fear of rising interest rates. Let's take a look at what this fear is based on. Common theory holds that rising interest rates hurt banks and, to a lesser degree, insurance companies, because the cost of funds (deposits) rises faster than the companies are able to recoup them from reinvestment profit. In practice, many well-managed banks are disciplined enough to be able to maintain healthy profit margins and some are even able to increase them during a rising interest rate environment. The banks we own in FAM Value Fund belong to this latter category, yet, in 1999 all were negatively impacted by interest rate anxiety.

         -- On a positive note, Citigroup and American Express were up (+69.7%) and (+63.4%) respectively. This should come as no surprise since these are two well managed large companies which were handsomely rewarded by the favoritism the market bestowed on large, growth companies. Both companies have been in the portfolio for some time. American Express was originally purchased in 1993 at a price of $29 when it was out of favor and Citigroup is a result of our original purchase of Salomon in 1987. In 1998, Salomon was merged into Citicorp which then became Citigroup. Whew! Both investments are characteristic of our style of investing; of buying well managed businesses that have strong, if not dominant, market positions when they are out of favor or reasonably priced. And we hold on to the positions as long as the economic growth of a company continues to produce future value which has not been fully priced in the marketplace. This buy and hold strategy produces very tax efficient long-term returns.

         -- Our best performing stock was C-COR.Net. We have known this supplier of equipment to the cable industry for some years. And while it has been well managed there have been some bumps along the way. At the end of 1998 C-COR was one of the most maligned securities in our portfolio. The stock price had been as high as $36 in 1996, and it was trading around $13 on December 31, 1998. At year-end 1999, C-COR.Net's price had risen an astounding +457%! What changed to create an almost 6 fold gain in one year? At year-end 1998 C-COR was generating approximately $160 million in revenues and $9 million in net profit. At a price of $13 C-COR had a market value of approximately $123 million and the stock was selling at 14 times earnings (P/E). In 1999 C-COR purchased two small network cable related businesses - Convergence.com and Silicon Valley Communications. These higher growth businesses will add approximately $3 million to the bottom line in 2000. One little event we failed to mention - in 1999 management made the decision to change its name from C-COR Electronics to C-COR.Net. C-COR's price rose from $13 to a year-end price of $76. Its market valuation went from $123 million to $1.1 billion. While earnings may rise from $9 million at year end 1999 and to $11-$12 million in 2000, we do not feel that the near term future value of C-COR will justify a market value that is 9X what it was at the beginning of 1999 and whose P/E expanded from 14X to 80X. Could it be that a simple name change created such exuberance? We do not know the answer, but we are aware that emotions often carry stock prices to extremes in both directions.

2000 AND BEYOND

         If you had reviewed year-end company report cards with the CEOs (Chief Executive Officer) of each of our companies (as we have) and did not look at stock prices - your holdings had a great year! They are stronger today than they were a year ago. On average, revenues and earnings grew +19% and 13% respectively for the last three years. Earnings growth is expected to continue at a 14% to 15% rate for the year 2000. Returns on Equity (the profit return based on the net worth of the company) averages a respectable 17%. During the year we worked diligently to improve the quality of the portfolio. With the portfolio selling at a 13-14X P/E ratio (based on our expectations for 2000) we feel confident that the future is bright.

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OPPORTUNITY

         The stocks that you own represent strong, viable businesses. Many of these businesses have grown and become more profitable while their stock prices have languished. For you and for us this creates a two-fold opportunity. Your stocks are cheap. They represent bargains that have great future potential. But you don't have to take our word for it. Our businesses and their management teams have continued to buy back thousands of shares, often very aggressively. Of the total number of stocks we own in FAM Value, approximately one half of these companies have put their personal and/or corporate capital to work this year by buying shares. To our way of thinking, this is an extraordinary endorsement of the future value of holdings. Secondly, management's confidence reaffirms that the price levels of the stocks in your portfolio represent a reasonable margin of safety in an over exuberant market environment. As Benjamin Graham, the father of value investing, often emphasized, "We base our expectations not on optimism but on arithmetic."

PERFORMANCE OVER THE LONG TERM

         In every past period of disappointing performance, we have recovered as the market began to more accurately recognize the underlying business values and earnings prospects of our companies. We do not know exactly what the future holds, but our long-term focus has not changed. Ultimately, business valuation will matter. Profitability, return on investment, and able management teams will make a difference.

         Long-term performance is not about what a business is or is not earning today, but how much that business can earn over time. What is the business opportunity? What is the cost of attracting and retaining customers? How much revenue will customers produce and will pricing allow profitability? Is there a protective moat in place that makes the business less vulnerable to competition? These are the questions we routinely ask your companies and their positive responses serve to underline our confidence in them.

         Our enthusiasm for the future lies in the fact that the companies you own have actually created more economic value. With sustained patience we are confident valuations will follow.

         May your New Year be blessed with happiness and prosperity!

Sincerely,




/S/ THOMAS O. PUTNAM                            /S/ DIANE VAN BUREN MARKLEY
--------------------                            ---------------------------
Thomas O. Putnam                                Diane Van Buren Markley

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                                 FAM VALUE FUND
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                              PERFORMANCE SUMMARY


     Annual Total Investment Returns: January 2, 1987 to December 31, 1999
     ------------------------------------------------------------------------
                       FAM Value Fund   Russell 2000 Index      S&P 500 Index
        Fiscal Year     Total Return       Total Return          Total Return
     ------------------------------------------------------------------------
          1987            -17.2%             - 8.8%                   5.3%
          1988             35.5%              24.9%                  16.6%
          1989             20.3%              16.2%                  31.7%
          1990            - 5.4%             -19.5%                 - 3.1%
          1991             47.3%              46.1%                  30.5%
          1992             25.1%              18.4%                   7.6%
          1993              0.2%              18.9%                  10.1%
          1994              6.8%             - 1.8%                   1.3%
          1995             19.7%              28.4%                  37.5%
          1996             11.2%              16.6%                  22.9%
          1997             39.1%              22.2%                  33.4%
          1998              6.2%              -2.6%                  28.6%
          1999             -4.8%              21.3%                  21.0%

     ------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
           IN FAM VALUE FUND, THE S&P 500, AND THE RUSSELL 200 INDEX.

                         FAM VALUE           RUSSELL 2000            S&P 500
                         ---------           ------------            -------

          1987            8,280                   9,123               10,526
          1988           11,219                  11,394               12,274
          1989           13,497                  13,245               16,163
          1990           12,768                  10,661               15,659
          1991           18,807                  15,571               20,433
          1992           23,528                  18,437               21,990
          1993           23,575                  21,923               24,201
          1994           25,178                  21,523               24,519
          1995           30,138                  27,645               33,722
          1996           33,514                  32,216               41,460
          1997           46,618                  39,422               55,287
          1998           49,620                  38,409               71,086
          1999           47,161                  46,584               86,041


Past performance is not indicative of future results. Investment return and principal value fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

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                               PORTFOLIO PROFILE
                            As of December 31, 1999

                                TOP TEN HOLDINGS
                            (% OF TOTAL NET ASSETS)
        ------------------------------------------------------------
        CONMED Corporation      5.6%    Watson Pharmaceutical   3.5%
        ReliaStar Financial     5.5%    Reynolds & Reynolds     3.4%
        Kaydon Corporation      4.8%    Berkshire Hathaway      3.2%
        White Mountains         4.3%    Brown & Brown           3.0%
        Protective Life                 Farm Family Holdings    2.9%
          Corporation           4.1%
        ------------------------------------------------------------

                              FAM     RUSSELL      S&P
COMPARATIVE VALUATIONS       VALUE     2000        500
-------------------------------------------------------
Number of Stocks              47       1857        500
Median Market Cap           $1.4B      $760M      $7.0B
Price/Earnings Ratio        15.2       25.9       36.0
Price/Book Ratio             3.2        5.3        8.9
Earnings Growth Rate        14.1%      20.1%      17.3%
Turnover Rate               16.2%       N/A        N/A
-------------------------------------------------------


                              FAM     RUSSELL      S&P
VOLATILITY MEASURES          VALUE     2000        500
-------------------------------------------------------
R-Squared                    0.63      1.00       1.00
Beta                         0.78      1.00       1.00
-------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------
                    1 Year     5 Year        10 Year
-------------------------------------------------------
FAM Value Fund      -4.8%       13.4%         13.3%
Russell 2000        21.3%       16.7%         13.4%
S&P 500             21.0%       28.5%         18.2%
-------------------------------------------------------

FAM VALUE FUND
COMPOSITION OF NET ASSETS
--------------------------------------
Other                         24.8%
Finanicial Services           20.0%
Banking                       13.4%
Machinery & Equipment         11.2%
Cash/Short Term Obligations    8.5%
Life Insurance                 6.8%
Property & Casualty Insurance  6.0%
Healthcare                     5.6%
Printing                       3.7%
--------------------------------------

TOTAL RETURN
10 YEARS ENDED DECEMBER 31, 1999
---------------------------------------------------------
                         COMPOUNDED     FINAL VALUE OF
                           ANNUAL         A $10,000
                         GROWTH RATE   INITIAL INVESTMENT
----------------------------------------------------------
FAM Value Fune               13.3%          $34,980
Russell 2000                 13.4%          $35,171
S&P 500                      18.2%          $53,233
----------------------------------------------------------


For an explanation of the terms used in the above tables, please see page 33.
Datasource: Morningstar

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                            STATEMENT OF INVESTMENTS
                               December 31, 1999

                                                                                        SHARES       VALUE
                                                                                        ------       -----
     COMMON STOCKS (95.8%)
     BANKING (14.0%)
     Bank North Group ..........................................................       205,730   $ 5,503,278
     - multi-bank holding company in Burlington, VT
     Centura Banks .............................................................       178,255     7,865,502
     - bank holding company located in North Carolina
     M & T Bancorp .............................................................        17,300     7,166,525
     - bank holding company located in Buffalo, NY
     North Folk Bancorp ........................................................       316,950     5,546,625
     - a bank holding company located on Long Island, NY
     Peoples Heritage Financial Group ..........................................       323,750     4,876,484
     - a leading bank in New England
+    Plumas Bank ...............................................................         85,536       951,588
     - bank holding company located in Northern Callifornia
     SouthTrust Corporation ....................................................        213,000     8,054,063
     - bank holding company headquartered in Alabama
     TrustCo Bank Corporation NY ...............................................       373,514     4,949,061
     - regional bank in the upstate New York area
     U.S. Bancorp ..............................................................       209,747     4,994,600
     - bank holding company headquartered in Minneapolis, Minnesota                              -----------
                                                                                                  49,907,726
                                                                                                 -----------

     CHEMICAL (1.5%)
     RPM, Inc. .................................................................       417,300     4,251,244
     - specialized chemical protective coatings
     WD-40 Company .............................................................        50,800     1,123,950
     - manufactures and distributes lubricant products                                           -----------
                                                                                                   5,375,194
                                                                                                 -----------

     COMPUTER SOFTWARE & SERVICES (3.5%)
     Reynolds & Reynolds .......................................................       559,900    12,597,750
     - software for automotive dealers and business forms                                        -----------

     DIVERSIFIED MANUFACTURING (2.4%)
     CLARCOR, Inc. .............................................................       273,750     4,927,500
     - manufactures filtration and container products
+    Raven Industries ..........................................................       238,441     3,487,200
     - manufactures plastics, electronics, and sewn products                                     -----------
                                                                                                   8,414,700
                                                                                                 -----------
                       See Notes to Financial Statements.


                                      -7-

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                        STATEMENT OF INVESTMENTS (cont'd)
                               December 31, 1999

                                                                                        SHARES       VALUE
                                                                                        ------       -----
     ELECTRICAL/ELECTRONICS (2.8%)
*    American Power Conversion .................................................        72,000   $ 1,899,000
     - a manufacturer of power protection equipment for computers
*    C-COR.Net. ................................................................       106,700     8,175,888
     - electronic equipment for cable and broadband data transmission systems                    -----------
                                                                                                  10,074,888
                                                                                                 -----------

     FINANCIAL SERVICES (20.9%)
     American Express ..........................................................        57,000     9,476,250
     - financial, travel, and information services firm
     Citigroup .................................................................       158,825     8,824,714
     - diversified financial services
     Financial Secs Assurance Hldgs. Ltd. ......................................        76,800     4,003,200
     - financial guaranty insurer of municipal bonds and asset-backed securities
     Franklin Resources ........................................................       262,950     8,430,834
     - investment mgmt. co., offers Franklin Templeton & Mutual Series Funds
     H & R Block ...............................................................        30,000     1,312,500
     - leader in individual and small business tax preparation
     ReliaStar Financial .......................................................       527,250    20,661,609
     - life insurance, annuities, and mutual funds
     Waddell & Reed ............................................................       141,400     3,835,475
     - an underwriter and distributor of mutual fund portfolios
     Waddell & Reed Class B Shares .............................................        79,200     1,989,900
     - an underwriter and distributor of mutual fund portfolios
     White Mountains ...........................................................       133,275    16,059,638
     - financial guaranty, personal property and casualty, and reinsurance                       -----------
                                                                                                  74,594,120
                                                                                                 -----------

     HEALTHCARE (5.9%)
*+   CONMED Corporation ........................................................       807,562    20,895,667
     - orthopedics electrosurgical and disposable medical products                               -----------

     INSURANCE AGENCY (3.2%)
     Brown & Brown .............................................................       295,162    11,308,394
     - one of the largest independent general insurance agencies in the U.S.                     -----------

     LIFE INSURANCE (7.1%)
     Protective Life Corporation ...............................................       479,900    15,266,819
     - individual and group life/dental and guaranteed investment contracts
     UNUM Provident Corp. ......................................................       314,460    10,082,374
     - leading provider of disability insurance in the U.S.                                      -----------
                                                                                                  25,349,193
                                                                                                 -----------

                       See Notes to Financial Statements.


                                      -8-
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                        STATEMENT OF INVESTMENTS (cont'd)
                               December 31, 1999

                                                                                        SHARES       VALUE
                                                                                        ------       -----


     MACHINERY & EQUIPMENT (11.7%)
     IDEX Corporation ..........................................................       343,000   $10,418,625
     - proprietary, highly engineered industrial products & pumps
     Kaydon Corporation ........................................................       665,800    17,851,763
     - custom-engineered products including bearings, filters, and piston rings
+    MOCON .....................................................................       416,718     2,500,308
     - precision measurement, process sensing, and control instruments/systems
     Regal-Beliot Corporation ..................................................       208,100     4,292,063
     - supplier of power transmission equipment and electric motors
     Tennant Corporation .......................................................       201,400     6,595,850
     - commercial and institutional floor maintenance equipment and products                     -----------
                                                                                                  41,658,609
                                                                                                 -----------

     MISCELLANEOUS SERVICES (3.6%)
*    Labor Ready, Inc. .........................................................       183,300     2,222,513
     - nation's largest provider of temporary manual labor
     ServiceMaster .............................................................       873,825    10,758,970
     - commercial and residential service company ..............................                 -----------
                                                                                                  12,981,483
                                                                                                 -----------

     NUTRITIONAL PRODUCTS (1.3%)
*    Whole Food Markets ........................................................      103,475      4,798,653
     - national grocery store selling organic and natural products                               -----------

     PHARMACEUTICALS (3.7%)
*    Watson Pharmaceutical .....................................................      366,100     13,110,956
     - manufacturers proprietary & off-patent pharmaceutical products                            -----------

     PRINTING (3.9%)
*    CSS Industries, Inc. ......................................................       241,500     5,162,063
     - giftware, bows, Halloween and Easter novelty products
     Deluxe Corporation ........................................................        52,800     1,448,700
     - leading producer of checks and deposit tickets in the U.S., banking software
     New England Business Services .............................................       293,025     7,160,798
     - leading supplier of business forms/printed products to
       small businesses in U.S. ................................................                 -----------
                                                                                                  13,771,561
                                                                                                 -----------

     PROPERTY AND CASUALTY INSURANCE (6.3%)
*    Berkshire Hathaway ........................................................           210    11,781,000
     - holding company for various insurance and industrial companies
*    Farm Family Holdings ......................................................       255,150    10,780,088
     - insurance for members of Farm Bureau ....................................                 -----------
                                                                                                  22,561,088
                                                                                                 -----------


                       See Notes to Financial Statements.

                                      -9-
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                        STATEMENT OF INVESTMENTS (cont'd)
                               December 31, 1999

                                                                                        SHARES       VALUE
                                                                                        ------       -----


     PUBLISHING (0.9%)
     Meredith Corporation ......................................................        75,000   $ 3,126,563
     - media company involved in magazine publishing & tv broadcasting                           -----------

     RECREATION AND ENTERTAINMENT (0.1%)
*    International Speedway Corporation ........................................         6,000       302,250
     - owns and operates auto racing tracks including Daytona Speedway                           -----------

     REGISTERED INVESTMENT COMPANY (2.5%)
     Allied Capital Corporation ................................................       488,891     8,952,817
     - small business loan and venture capital corporation                                       -----------

     TELECOMMUNICATIONS (0.4%)
*    ADC Telecommunications ....................................................        21,700     1,574,606
     - provides voice, video & data systems for communications related companies                 -----------

     TOTAL COMMON STOCKS (COST $237,586,996) ...................................                 341,356,218
                                                                                                 -----------

                                                                                    PRINCIPAL
     SHORT TERM OBLIGATIONS (4.2%)                                                  ---------
     U.S. Treasury Bills, 4.7%, with maturities to 2/17/00
        (Cost $14,909,913) .....................................................   $15,000,000    14,909,913
                                                                                                 -----------
     TOTAL INVESTMENTS (COST $252,496,909) .....................................                $356,266,131
                                                                                                ============

*Non-income producing
+See Note 5


                       See Notes to Financial Statements.

                                      -10-
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                       STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1999

ASSETS
Investment in securities at market value
        (Cost $252,496,909) .........................................   $356,266,131
Cash at interest ....................................................     17,029,644
Receivable for shares purchased .....................................        254,483
Dividends and interest receivable ...................................        355,345
                                                                        ------------
                Total Assets ........................................    373,905,603
                                                                        ------------
LIABILITIES
Payable for shares redeemed .........................................        181,934
Accrued management fees .............................................        319,465
Accrued expenses ....................................................        126,984
                                                                        ------------
                Total Liabilities ...................................        628,383
                                                                        ------------
NET ASSETS Source of Net Assets:
        Net capital paid in on shares of
                beneficial interest ....................$269,507,998
        Undistributed net investment income ............        --
        Accumulated net realized gains .................        --
        Net unrealized appreciation .................... 103,769,222
                                                        ------------

                Net Assets ..........................................   $373,277,220
                                                                        ============

Net asset value, offering and redemption price per share;
        11,906,579 shares of beneficial interest outstanding (Note 3)   $      31.35
                                                                        ============


                       See Notes to Financial Statements.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 1999


INVESTMENT INCOME
        Income:
                Dividends .........................................   $  5,357,078
                Interest ..........................................      2,926,810
                                                                      ------------
                    Total Income ..................................      8,283,888
                                                                      ------------

        Expenses:
                Investment advisory fee (Note 2) ..................      3,961,336
                Administrative fee (Note 2) .......................        198,066
                Shareholder servicing and related expenses (Note 2)        333,396
                Printing and mailing ..............................        121,157
                Professional fees .................................        115,802
                Registration fees .................................         65,457
                Custodial fees ....................................         45,519
                Trustees ..........................................         27,347
                Other .............................................         18,836
                                                                      ------------
                    Total Expenses ................................      4,886,916
                                                                      ------------
                    Net Investment Income .........................      3,396,972
                                                                      ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
        Net realized gain on investments ..........................     12,712,000
        Unrealized depreciation of investments ....................    (36,370,162)
                                                                      ------------
                    Net Loss on Investments .......................    (23,658,162)
                                                                      ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ........................   $(20,261,190)
                                                                      ============


                       See Notes to Financial Statements.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
                     Years Ended December 31, 1999 and 1998


                                                                            1999             1998
                                                                            ----             ----
CHANGE IN NET ASSETS FROM OPERATIONS:
        Net investment income ......................................   $   3,396,972    $   1,996,085
        Net realized gain on investments ...........................      12,712,000       32,029,307
        Unrealized depreciation of investments .....................     (36,370,162)     (10,390,510)
                                                                       -------------    -------------
                Net Increase (Decrease) in Net Asset From Operations     (20,261,190)      23,634,882

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income ......................................      (3,397,011)      (1,995,464)
        Net realized gain on investments ...........................     (12,712,034)     (32,028,673)

CAPITAL SHARE TRANSACTIONS (Note 3): ...............................      30,378,852       56,499,164
                                                                       -------------    -------------
                Total Increase (Decrease) in Net Assets ............      (5,991,383)      46,109,909

NET ASSETS:
        Beginning of year ..........................................     379,268,603      333,158,694
                                                                       -------------    -------------
        End of year ................................................   $ 373,277,220    $ 379,268,603
                                                                       =============    =============




                       See Notes to Financial Statements.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1.   SUMMARY OF ACCOUNTING POLICIES
          FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek a high long term total return, consisting of appreciation and dividend income from investments in equity related securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

          a) VALUATION OF SECURITIES
             Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates market value.
          b) FEDERAL INCOME TAXES
             It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.
          c) USE OF ESTIMATES
             The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
          d) OTHER
             Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
          Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 2% of the average daily net assets. No such reimbursement was required for the year ended December 31, 1999. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as a shareholder servicing agent for which it received a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent for which it received a fee equal, on an annual basis, to .05% of the Fund's average daily net assets.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS


NOTE 3. SHARES OF BENEFICIAL INTEREST
        At December 31, 1999, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:

                                        Years Ended December 31,
                                                1999    1998

                         Shares          Amount          Shares        Amount

Shares sold             4,349,591     $145,366,999     3,874,977   $140,367,004
Shares issued on
        reinvestment
        of dividends      482,726       14,732,786       938,933     31,689,009
Shares redeemed        (3,938,708)    (129,720,933)   (3,118,717)  (115,556,849)
                       ----------     ------------    ----------   ------------
        Net increase      893,609      $30,378,852     1,695,193    $56,499,164
                       ==========     ============    ==========   ============


NOTE 4. INVESTMENT TRANSACTIONS
        During the year ended December 31, 1999, purchases and sales of investment securities, other than short term obligations, were $110,803,552 and $53,526,161. The cost of securities for federal income tax purposes is the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

        The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

                Unrealized appreciation         $116,439,335
                Unrealized depreciation          (12,670,113)
                Net unrealized appreciation     $103,769,222

NOTE 5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
        Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. Investments in affiliated companies as of December 31, 1999, amounted to $27,834,762. For the year ended December 31, 1999, dividend income of $303,235 was received from affiliated companies, as well as realized gains of $234,343 from the sale of such companies.

                                 --------------
                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS


NOTE 6. FINANCIAL HIGHLIGHTS

PER SHARE INFORMATION                                                        YEARS ENDED DECEMBER 31,
(For a share outstanding throughout
the year)                                            1999         1998            1997            1996            1995
                                                  ----------------------------------------------------------------------

Net asset value, beginning of year ............   $  34.44      $  35.76        $  26.53        $  24.58        $  21.04
                                                  --------      --------        --------        --------        --------
Income from investment operations:
        Net investment income .................       0.29           .20            0.08            0.18            0.21
        Net realized and unrealized gain (loss)
           on investments .....................      (2.00)         1.94           10.29            2.58            3.94
                                                  --------      --------        --------        --------        --------
        Total from investment operations ......      (1.71)         2.14           10.37            2.76            4.15
                                                  --------      --------        --------        --------        --------
Less distributions:
        Dividends from net investment income ..      (0.29)         (.20)          (0.08)          (0.18)          (0.21)
        Distributions from net realized gains .      (1.09)        (3.26)          (1.06)          (0.63)          (0.40)
                                                  --------      --------        --------        --------        --------
        Total distributions ...................      (1.38)        (3.46)          (1.14)          (0.81)          (0.61)
                                                  --------      --------        --------        --------        --------
Change in net asset value for the year ........      (3.09)        (1.32)           9.23            1.95            3.54
                                                  --------      --------        --------        --------        --------
Net asset value, end of year ..................   $  31.35      $  34.44        $  35.76        $  26.53        $  24.58
                                                  ========      ========        ========        ========        ========
Total Return ..................................      (4.84%)        6.19%          39.06%          11.23%          19.71%

Ratios/supplemental data
Net assets, end of year (000) .................   $373,277      $379,269        $333,159        $253,378        $267,158

Ratios to average net assets of:
        Expenses ..............................       1.23%         1.19%           1.24%           1.27%           1.25%
        Net investment income .................       0.86%         0.57%           0.25%           0.64%           0.92%
Portfolio turnover rate .......................      16.16%        16.67%           9.47%          12.48%           9.67%


                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------

Dear Fellow Equity-Income Shareholder:

        The FAM Equity-Income Fund had a tough year and declined 7% for the year ended December 31, 1999. Most value stocks were sadly out of synch with the rest of the market, including those in your Fund, where stocks that pay relatively high dividends were especially hard hit.

        The S&P 500, an index composed of the largest 500 companies in the US, advanced 21.0%, driven largely by growth companies. But since the Fund is made up primarily of small companies, the S&P 500 is not the most appropriate index against which to compare our performance. The Russell 2000, an index of small companies, is a more apt comparison for the Fund. This index posted similar gains of 21.3% for the year. In order to even more accurately understand the performance of the Equity-Income Fund, we dissect the Russell 2000 into its growth and value components. The majority of the gain of the Russell 2000 came from growth stocks (+42%) whereas the Russell 2000 Value Index (-4%) was down for the year. The divergence of the two indices clearly illustrates that value stocks languished unappreciated as investors narrowed their focus on companies with accelerated growth.

        The disparity between growth and value stocks explains most of the Fund's performance for the year, but there were other short-term factors that negatively effected performance. For example, some companies in the Fund reported a temporary slowdown in earnings growth. In the current market environment consistency of earnings growth is handsomely rewarded, but investors quickly jump ship from any company that does not keep pace. The specter of rising short-term interest rates also depressed some of the bank holdings, as did tax selling pressure in late November and December. Together these events contributed to a 2% decline in the Fund from mid-November alone. Lastly, the Fund is not invested in technology companies because their lofty valuations carry too high a degree of risk.

MARKET OVERVIEW
        The fuel for the market in 1999 was largely technology stocks. These companies were bid up to spectacular levels as investors literally bought into the idea that technology is changing the world, the world of rational stock valuations included. 1999 was also a banner year for companies which went public through initial public offerings (IPOs). There were over 500 IPOs in 1999, a new record for Wall Street. Most of these companies are technology related or Internet start-up companies. What we find especially bewildering is that the average IPO was expected to lose money in '99 and is also expected to lose money in 2000. Despite not earning a cent of profit, the average performance of these companies beat the NASDAQ 100 Index of high tech companies, which do post earnings. We don't call this investing. In our book it is pure speculation.

        For an example of what can happen to a company when valuations get too high, we need only consider Coke and Gillette, which had a couple of the best long-term track records on Wall Street - until 18 months ago. Coke and Gillette are two companies which people wanted to own in their portfolios at any price. Each company is in a unique position to grow its business through global expansion. The global opportunities are still there, yet their stock prices fell 13% and 14% respectively for the year. Part of the problem is that earnings fell below expectations at a time when the stocks were selling at premiums of more than 50 times earnings, an inflated valuation. The moral of the story? - valuation does matter and companies must deliver on what they promise. If the stock prices of Coke and Gillette can fall, then the prices of high-flying tech stocks can fall as well. It remains to be seen whether technology stocks will be able to turn promises into earnings and sustain their valuations.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------

BEST AND WORST PERFORMING STOCKS IN 1999
        IDEX Corp (+26.3%) was the best performing stock in the Fund. We started buying stock in mid 1998 after the stock fell 25% from its high. The stock ultimately fell as much as 40% off its high at which time we bought as much as we could. We knew management had re-focused on growing earnings and had a 10-year track record of increasing earnings by 21% per year. In addition, IDEX's products hold the #1 or #2 market share position in their markets. We expect this specialty pump and fluid management company to continue its recovery and further bolster its growth with strategic acquisitions.

        MOCON (+21.5%), formerly known as Modern Controls was the second best performing stock in the Fund. This was also an opportunity purchase when the stock fell out of bed in `98, losing almost 60% of its market value. The stock was selling below $5.00 per share and had over $1.00 per share in cash sitting in the bank. Taking the cash into account, we were really buying the stock for less than $4.00 per share, which was less than 10 times our earnings estimate. Considering MOCON's recovering earnings growth, large stock repurchases, and sterling balance sheet we couldn't resist taking a position in the company. We expect the company to grow its earnings by15% again this year (which is conservative compared to management's expectations).

        Hickory Tech (+18.8), isn't a technology company but a local phone company that does business in rural Minnesota and Iowa. The company has a 100-year history and over 40,000 local phone subscribers. A few years ago they started offering their customers cellular phone service by buying cellular properties. In addition, the company started offering competitive local phone service in nearby US West territories. This expansion of services has had a dramatic impact on the value of the company, which is just starting to be reflected in its stock price. Telecommunications has been a red-hot area of the market and Hickory Tech is beginning to participate as the communications market continues to consolidate.

        As favorable as these and other stocks were, their performance was not enough to offset the disappointments in the portfolio. New England Business Services (-35.5%), was one of the best performing stock in the Fund for the previous two years. This year, however, the stock was punished because earnings growth was lower than the previous year. Despite the stock performance, earnings of the company continued to grow and were 6% above the previous year. The company is on track to grow their earnings at a faster rate in the current fiscal year and still only trades at 12 times estimated earnings.

        RPM (-33.4%), is best known for their do-it-yourself coating products such as Rust-Oleum, Bondo, and Zinsser. The company has a long history of acquiring brand name products and then improving their profitability through tighter management controls and better capital allocation. In May the company completed its 52nd year of consecutive earnings growth and in August the company purchased DAP, another brand name line. The stock price, however, tells another story. Even though the company posted record earnings, the growth of those earnings over the previous year was anemic at best. To address this issue management is restructuring the company (a common occurrence in corporate America). Under the restructuring plan 23 manufacturing facilities will be closed and headcount will be reduced by 10%. These actions alone will save the company an estimated $23 million each year. In addition, management is transitioning to the next generation, which we think is positive since they will take a more active approach to growing the business.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------

        Landauer (-28.1%) is the leading provider of personal radiation monitoring services to people who work around radiation, such as x-ray technicians. The company provides employees with badges that are used to record the amount of radiation exposure a person has had over a four-week period. The market for Landauer products is stable because the government mandates monitoring for all employees who come into contact with radiation. The stock is down because earnings were reported 10% below the previous year. The company is in the process of rolling out new technology for radiation monitoring that is more efficient, more accurate, and more profitable. However, while the rollout is underway the company must support both the new and the old technologies. This means their operating expenses are temporarily inflated and earnings are temporarily depressed. We expect the transition to the new badge technology to be completed in the coming months. Earnings will then return to normal levels. We view this business as an annuity because employees will be required to wear the badges as long as they work around radiation. In addition, government standards are becoming increasingly stringent so that a greater number of employees will require radiation monitoring. Landauer is also growing its international presence where radiation monitoring is still in its infancy.

OUTLOOK
        1999 was, admittedly, a less than stellar year for the Fund, but we believe that 2000 and beyond will show marked improvement for several reasons. First, valuations of the companies in the Fund are depressed right now. We haven't seen valuations this low since the early 90s. When interest returns to value stocks - and it always has in the past - the Fund will benefit. In fact, when we go through the exercise of comparing the current value of the Fund to a value assumption that each holding returns just to its 52-week high, the appreciation potential is dramatic.

        Second, we upgraded the quality of the holdings in the Fund. We sold three weak sisters that had either ceased to grow or we became disillusioned with the management team. We also took advantage of pricing opportunities to add four companies that we feel are of exceptional quality. These new additions are growing faster than the average company in the Fund and have higher returns on equity. Furthermore, we took larger positions in some existing holdings where we feel they have above average long-term prospects.

        Third, the financial stocks in the Fund should perform better in the coming year. With Y2K concerns behind us, the environment is ripe for merger and acquisition activity to heat up again. This tends to boost all companies in the group. Also, the rewriting of the Glass-Steagall Act late last year ushers in a new era where banks can now own insurance companies. This, too, should drive merger activity and bring the group back into focus. Our only short-term concern is the Fed raising short-term interest rates. But once any rate increases are out of the way the banks will be free to move up. This happened in `94 when the Fed raised rates several times. While the banking industry under-performed the market until the rate increases took effect, the next several years of economic expansion was a boon for the banking industry and made it one of the best performing groups for the following four years. We believe a similar pattern may be ahead.

        Lastly, some of the companies in the Fund are starting to come out of cyclical downturns. Many of the end markets for these companies have improved significantly from early '99. We need only look at gas prices at the pump to see the recovery in prices from the spring. As these commodity prices improve producers are spurred to upgrade their production capabilities, which in turn helps the companies that sell equipment to the oil and gas producers. We expect to see their earnings improve each quarter this year.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------

        To summarize, the year was a great disappointment but we have never felt as good going into a year as we do today. Throughout the year we improved the overall portfolio, which will ultimately be reflected in performance. Furthermore, there are several catalysts at work that should improve the long-term performance. Given the current value of the Equity-Income Fund, we are more certain than ever that we will achieve our goal of doubling your assets in a 5-6 year period. Sincerely,



/S/ THOMAS O. PUTNAM                                    /S/ PAUL C. HOGAN
--------------------                                    -----------------
Thomas O. Putnam                                        Paul C. Hogan, CFA

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                              PERFORMANCE SUMMARY

      Annual Total Investment Returns: April 1, 1996 to December 31, 1999

--------------------------------------------------------------------------------

                  FAM Equity-Income       Russell 2000 Index      S&P 500 Index
Fiscal Year         Total Return             Total Return          Total Return
--------------------------------------------------------------------------------
4/1/96-12/31/96         11.8%                   10.3%                 15.2%
     1997               26.9%                   22.2%                 33.4%
     1998                4.7%                   -2.6%                 28.6%
     1999               -7.0%                   21.3%                 21.0%
--------------------------------------------------------------------------------



              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
       IN FAM EQUITY-INCOME FUND, THE S&P 500, AND THE RUSSELL 2000 INDEX

                  FAM Equity-Income       Russell 2000 Index      S&P 500 Index
--------------------------------------------------------------------------------

4/1/96-12/31/96         11,190                  11,085               11,668
     1997               14,200                  13,564               15,560
     1998               14,865                  13,215               20,006
     1999               13,823                  16,028               24,215
--------------------------------------------------------------------------------

Past performance is not indicative of future results. Investment return and principal value fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
                            As of December 31, 1999

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                            (% of Total Net Assets)

        Waddell & Reed          6.1%             New England Bus. Svcs.  5.1%
        Reynolds & Reynolds     6.1%             ServiceMaster           5.0%
        IDEX Corporation        5.7%             ReliaStar Financial     4.7%
        Allied Capital                           Kaydon Corporation      4.6%
         Corporation            5.7%             Deluxe Corporation      4.5%
        Brown & Brown           5.4%
--------------------------------------------------------------------------------


                                FAM
                                EQUITY-         RUSSELL         S&P
COMPARATIVE VALUATIONS          INCOME            2000          500
--------------------------------------------------------------------------------
Number of Stocks                  23              1857          500
Median Market Cap               $894M             $760M        $7.0B
Price/Earnings Ratio            13.7              25.9         36.0
Price/Book Ratio                 2.6               5.3          8.9
Earnings Growth Rate             9.8%             20.1%        17.3%
Turnover Rate                   13.5%              N/A          N/A
--------------------------------------------------------------------------------


                                FAM
                                EQUITY-         RUSSELL         S&P
VOLATILITY MEASURES             INCOME            2000          500
--------------------------------------------------------------------------------
R-Squared                        0.49             1.00          1.00
Beta                             0.55             1.00          1.00
--------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURNS
        FOR THE YEAR ENDED DECEMBER 31, 1999
        -----------------------------------------------------------------
                                                                  SINCE
                                1 YEAR          3 YEAR          INCEPTION
                                                                 (4/1/96)
        -----------------------------------------------------------------
        FAM Equity-Income Fund  -7.0%            7.3%              9.0%
        Russell 2000            21.3%           13.1%             13.4%
        S&P 500                 21.0%           27.6%             26.6%
        -----------------------------------------------------------------


FAM VALUE FUND
COMPOSITION OF NET ASSETS
--------------------------------------
Machinery & Equipment         18.5%
Other                         18.3%
Banking                       14.4%
Printing                       9.6%
Cash/Short Term Obligations    6.2%
Computer Software &  Services  6.1%
Finanicial Services            6.1%
Registered Investment Co.      5.7%
Insurance Agency               5.4%
Miscellaneous Services         5.0%
Life Insurance                 4.7%
--------------------------------------


For an explanation of the terms used in the above tables, please see page 33.
Datasource: Morningstar

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                            STATEMENT OF INVESTMENTS
                               December 31, 1999

                                                                                      SHARES      VALUE
                                                                                      ------      -----
COMMON STOCKS (96.9%)
BANKING (14.8%)
Home Port Bank ..................................................................       8,000   $ 206,000
- bank holding company for Nantucket Saving Bank
North Fork Bancorp ..............................................................       4,800      84,000
- bank holding company located on Long Island, NY
Peoples Heritage Financial ......................................................      15,300     230,456
- a leading bank in New England
SouthTrust Corporation ..........................................................       3,900     147,469
- bank holding company headquartered in Alabama
TrustCo Bank Corporation NY .....................................................      21,530     285,273
- regional bank in the upstate New York area ....................................               ---------
                                                                                                  953,198
                                                                                                ---------

CHEMICAL (4.7%)
RPM, Inc. .......................................................................      23,625     240,680
- specialized chemical protective coatings
WD-40 Company ...................................................................       2,900      64,163
- manufactures and distributes lubricant products ...............................               ---------
                                                                                                  304,843
                                                                                                ---------

COMPUTER SOFTWARE & SERVICES (6.3%)
Reynolds & Reynolds .............................................................      18,000     405,000
- software for automotive dealers and business forms                                            ---------

DIVERSIFIED MANUFACTURING (2.8%)
Raven Industries ................................................................      12,400     181,350
- manufactures plastics, electronics, and sewn products                                         ---------

FINANCIAL SERVICES (11.2%)
ReliaStar Financial .............................................................       8,000     313,500
- life insurance, annuities, and mutual funds
Waddell & Reed ..................................................................      15,000     406,875
- an underwriter and distributor of mutual fund portfolio .......................               ---------
                                                                                                  720,375
                                                                                                ---------

HEALTH CARE (3.7%)
Landauer, Inc. ..................................................................      10,900     238,438
- leader in radiation testing and personal dosimeters                                           ---------

INSURANCE AGENCY (5.5%)
Brown & Brown, Inc. .............................................................       9,300     356,306
- one of the largest independent general insurance agencies in the U.S. .........               ---------

                       See Notes to Financial Statements.

                                      -23-

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS (cont'd)
                               December 31, 1999


                                                                                      SHARES      VALUE
                                                                                      ------      -----

MACHINERY & EQUIPMENT (19.0%)
IDEX Corporation ................................................................      12,500   $ 379,688
- proprietary, highly engineered industrial products & pumps
Kaydon Corporation ..............................................................      11,400     305,663
- custom-engineered products including bearings, filters, and piston rings
MOCON ...........................................................................      42,000     252,000
- precision measurement, process sensing, and control instruments/systems
Regal-Beloit ....................................................................      14,000     288,750
- supplier of power transmission equipment and electric motors ..................               ---------
                                                                                                1,226,101
                                                                                                ---------

MISCELLANEOUS SERVICES (5.2%)
ServiceMaster ...................................................................      27,000     332,438
- commercial and residential service company                                                    ---------

PRINTING (9.9%)
Deluxe Corporation ..............................................................      10,900     299,069
- leading producer of checks and deposit tickets in the U.S., banking software
New England Business Services ...................................................      13,900     339,681
- leading supplier of business forms/printed products to small businesses in U.S.               ---------
                                                                                                  638,750
                                                                                                ---------

REAL ESTATE INVESTMENT TRUSTS (4.2%)
New Plan Excel Realty ...........................................................      17,100     270,394
- oldest REIT specializing in apartments, strip shopping centers, factory outlets               ---------

REGISTERED INVESTMENT COMPANY (5.8%)
Allied Capital Corporation ......................................................      20,514     375,663
- small business loan and venture capital corporation                                           ---------

TELECOMMUNICATIONS (3.7%)
Hickory Tech Corporation ........................................................      15,700     235,500
- a small local telephone company in Minnesota                                                  ---------

TOTAL COMMON STOCKS (COST $5,816,076) ...........................................               6,238,356
                                                                                                ---------

SHORT TERM OBLIGATIONS (3.1%)
U.S. Treasury Bills, 4.7% with maturities to                    PRINCIPAL
         2/17/00 (cost $198,795)                                ---------
                                                                 $200,000                         198,795
                                                                                                ---------

TOTAL INVESTMENTS (COST $6,014,871)                                                           $ 6,437,151
                                                                                              ===========



                       See Notes to Financial Statements.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1999

ASSETS
Investment in securities at market value
        (Cost $6,014,871) ........................................   $ 6,437,151
Cash at interest .................................................       223,691
Dividends and interest receivable ................................        22,630
Deferred organization costs ......................................         6,675
                                                                     -----------
                Total Assets .....................................     6,690,147
                                                                     -----------
LIABILITIES
Payable to investment advisor ....................................        34,148
Accrued expenses .................................................         2,988
                                                                     -----------
                Total Liabilities ................................        37,136
                                                                     -----------
NET ASSETS Source of Net Assets:
        Net capital paid in on shares of
                beneficial interest ...................   $ 6,340,145
        Undistributed net investment income ...........          --
        Accumulated net realized gain/loss ............      (109,415)
        Net unrealized appreciation ...................       422,281
                                                          -----------

                Net Assets .......................................   $ 6,653,011
                                                                     ===========

Net asset value, offering and redemption price per share;
        540,584 shares of beneficial interest outstanding (Note 3)   $     12.31
                                                                     ===========



                       See Notes to Financial Statements.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 1999

INVESTMENT INCOME
        Income:
                Dividends .........................................   $ 221,659
                Interest ..........................................      24,983
                                                                      ---------
                        Total Income ..............................     246,642
                                                                      ---------

        Expenses:
                Investment advisory fee (Note 2) ..................      67,556
                Administrative fee (Note 2) .......................       3,369
                Custodian fee .....................................       2,804
                Organization costs ................................       2,968
                Shareholder servicing and related expenses (Note 2)       5,887
                Registration fees .................................      13,427
                Professional fees .................................      15,794
                Trustees ..........................................      26,982
                Printing & mailing ................................       2,423
                Other .............................................       1,889
                                                                      ---------
                        Total Expenses ............................     143,099
                                                                      ---------

                        Less:  Investment advisory fee and other
                                expenses waived or assumed by
                                advisor (Note 2) ..................     (41,765)
                                                                      ---------
                        Net Expenses ..............................     101,334
                                                                      ---------
                        Net Investment Income .....................     145,308
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
        Net realized loss on investments ..........................     (89,250)
        Unrealized depreciation of investments ....................    (535,796)
                                                                      ---------
                        Net Loss on Investments ...................    (625,046)
                                                                      ---------

NET DECREASE IN NET ASSETS FROM OPERATIONS ........................   $(479,738)
                                                                      =========

                       See Notes to Financial Statements.


                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
                     Years Ended December 31, 1999 and 1998

                                                                            1999          1998
                                                                            ----          ----
CHANGE IN NET ASSETS FROM OPERATIONS:
        Net investment income .......................................   $   145,308    $   126,135
        Net realized loss on investments ............................       (89,250)       (20,165)
        Unrealized appreciation (depreciation) of investments .......      (535,796)       147,358
                                                                        -----------    -----------
                Net Increase (Decrease) in Net Assets From Operations      (479,738)       253,328
                                                                        -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income .......................................      (145,394)      (126,135)

CAPITAL SHARE TRANSACTIONS (Note 3): ................................       553,209      2,211,959
                                                                        -----------    -----------
        Total Increase (Decrease) in Net Assets .....................       (71,923)     2,339,152

NET ASSETS:
        Beginning of year ...........................................     6,724,934      4,385,782
                                                                        -----------    -----------
        End of year .................................................   $ 6,653,011    $ 6,724,934
                                                                        ===========    ===========


                       See Notes to Financial Statements.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF  ACCOUNTING  POLICIES
        FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

        a)  VALUATION OF SECURITIES
            Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates market value.

        b)  FEDERAL INCOME TAXES
            It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

        c)  USE OF ESTIMATES
            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

        d)  OTHER
            Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
        Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 2% of the average daily net assets. Although not required to do so, the Advisor further waived fees and assumed expenses, aggregating $41,765, so as to reduce the Fund's expense ratio to 1.5% of average daily net assets. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as a shareholder servicing agent for which it received a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent for which it received a fee equal, on an annual basis, to .05% of the Fund's average daily net assets.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3. SHARES OF BENEFICIAL INTEREST
        At December 31, 1999, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:
                                             YEARS ENDED DECEMBER 31,
                                         1999                    1998
                                  ----------------------------------------------
                                  SHARES      AMOUNT      SHARES       AMOUNT

        Shares sold ............. 102,315   $1,299,400    213,214    $2,838,703
        Shares issued on reinvestment
                of dividends ....  10,425      129,732      8,310       109,718
        Shares redeemed ......... (69,364)    (875,923)   (56,490)     (736,462)
                                  -------   ----------    -------    ----------
        Net increase ............  43,376     $553,209    165,034    $2,211,959
                                  =======   ==========    =======    ==========

NOTE 4. INVESTMENT TRANSACTIONS
        During the year ended December 31, 1999, purchases and sales of investment securities, other than short term obligations, were $1,771,619 and $836,696. The cost of securities for federal income tax purposes is the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

        The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

                Unrealized appreciation ............    $936,845
                Unrealized depreciation ............    (514,565)
                                                        --------
                Net unrealized appreciation ........    $422,280
                                                        ========

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 5. FINANCIAL HIGHLIGHTS

                                                                                         APRIL 1, 1996
PER SHARE INFORMATION                                 YEARS ENDED DECEMBER 31,           (INCEPTION) TO
(For a share outstanding throughout the year)   1999           1998           1997      DECEMBER 31, 1996
                                            -------------------------------------------------------------

Net asset value, beginning year .........   $  13.53       $   13.20       $   10.99      $    10.00
                                            --------       ---------       ---------      ----------
Income from investment operations:
  Net investment income .................       0.27            0.28            0.27            0.19
  Net realized and unrealized gain (loss)
          on investments ................      (1.22)          (0.33)           2.65            0.99
                                            --------       ---------       ---------      ----------
  Total from investment operations ......      (0.95)            .61            2.92            1.18
                                            --------       ---------       ---------      ----------
Less distributions:
  Dividends from net investment income ..      (0.27)          (0.28)          (0.27)          (0.19)
  Distributions from net realized gains .       --              --              (.44)           --
                                            --------       ---------       ---------      ----------
  Total distributions ...................      (0.27)          (0.28)           (.71)          (0.19)
                                            --------       ---------       ---------      ----------
Change in net asset value for the year ..      (1.22)          (0.33)           2.21            0.99
                                            --------       ---------       ---------      ----------
Net asset value, end of year ............   $  12.31       $   13.53       $   13.20      $    10.99
                                            ========       =========       =========      ==========
Total Return ............................      (6.98%)          4.67           26.90%          15.90%

Ratios/supplemental data
Net assets, end of year (000) ...........   $  6,653       $   6,725       $   4,386      $    2,539

Ratios to average net assets of:
        Expenses, total .................       2.12%           2.09%           2.50%           5.04%*
        Expenses, net of fees waived and
        expenses assumed by advisor .....       1.50%           1.50%           1.50%           1.50%*
        Net investment income ...........       2.15%           2.17%           2.27%           3.05%*
Portfolio turnover rate .................      13.49%          10.55%          15.63%           0.00%


* Annualized.


                                    --------
                                    FAM FUND
--------------------------------------------------------------------------------

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of FAM Value Fund and
FAM Equity-Income Fund:

        In our opinion, the accompanying individual statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the FAM Value Fund and FAM Equity-Income Fund, each a series of Fenimore Asset Management Trust as of December 31, 1999, the results of their of their operations, the changes in each of their net assets, and the financial highlights in the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the periods prior to December 31, 1998, were audited by other independent accountants whose report dated January 11, 1999 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP

New York, New York
January 12, 2000

                                    --------
                                    FAM FUND
--------------------------------------------------------------------------------

                       CHANGE IN INDEPENDENT ACCOUNTANTS

        On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the FAM Value Fund and FAM Equity-Income Fund (hearafter referred to as the Funds) pursuant to an agreement by PricewaterhouseCoopers LLP
(PwC) to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Funds at the time of the acquisition joined PwC. The reports of McGladrey on the financial statements of the Funds during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report. On November 1, 1999, the Funds, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditor.

                                    --------
                                    FAM FUND
--------------------------------------------------------------------------------
                              DEFINITION OF TERMS

        BETA. Beta is a measure of a fund's sensitivity to market movements. It measures the relationship between a fund's excess return over T-bills and the excess return of the benchmark index.

        EARNINGS GROWTH RATE. The earnings growth rate is the annual average rate of growth in earnings over the past five years for the stocks currently in a portfolio.

        EXPENSE RATIO. The expense ratio is the percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

        MEDIAN MARKET CAP. The median market cap is the midpoint of market capitalization (market price times shares outstanding) of stocks in a portfolio.

        NUMBER OF STOCKS. This is an indication of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.

        PRICE/BOOK RATIO. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio the weighted average price/book ratio of the stocks it holds.

        PRICE/EARNINGS RATIO (P/E). We would like to take this opportunity to review one fundamental concept, P/E, which, if not properly understood, can lead to some confusion. This measure is included to give investors an idea of how much is being paid for a company's earning power, and thereby, to assist in evaluating a portfolio's risk. Typically, the higher the P/E, the more investors are paying and the more growth they are expecting. Lower P/E stocks tend to be in lower-growth industries, in stock groups that have fallen out of favor, or in mature companies that have long records of earnings stability.

        If you look at Morningstar, Lipper or Value Line mutual fund data, you will most likely encounter P/E ratios that differ perhaps from each other, as well as from the one that we have included in this report. The major reasons for discrepancies are two-fold. One reason is that reporting services use unadjusted data that is obtained from filed annual reports, 10Ks,10Qs and quarterly reports; as such, this data is historically based, and does include current year estimates. Some of this information may also come from Standard and Poors and Comstock. While these databases are good sources for raw statistics, we have observed that they do not carry all the data that is necessary to record every relevant element that factors into operating earnings.

        Additionally, we make adjustments to operating earnings to eliminate one time events (if they are truly one time!). For example, we would eliminate the gain or loss on an investment that has sold if it is obvious that the likelihood of this recurring is remote. We also eliminate negative P/Es and P/Es of companies where valuation has little to do with the company's reported earnings and most to do with asset growth, i.e. Berkshire Hathaway. We believe that this methodology is more representative of the relevant fundamentals of the P/E for the FAM Value Fund and the FAM Equity-Income Fund and provides you with a better understanding of what you own.

                                    --------
                                    FAM FUND
--------------------------------------------------------------------------------
                              DEFINITION OF TERMS

        RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar or shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

        R-SQUARED. R-Squared reflects the percentage of a fund's movements that are explained by movements in its benchmark index.

        TURNOVER RATE. Indicates the trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which may be taxable to investors). The average turnover rates for stock mutual funds is about 80%.

        YIELD. This is the portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

INVESTMENT ADVISOR
------------------
Fenimore Asset Management, Inc.
Cobleskill, NY


CUSTODIAN
---------
Firstar Bank, N.A.
Cincinnati, OH


INDEPENDENT AUDITORS
--------------------
PricewaterhouseCoopers, LLP
New York, NY


TRUSTEES
--------
Joseph J. Bulmer, PhD
Roger A. Hannay
John W. Krueger, CLU
Fred "Chico" Lager
Thomas O. Putnam
Diane C. Van Buren Markley
Bernard H. Zais, CLU


LEGAL COUNSEL
-------------
Dechert Price & Rhoads
Washington, DC


SHAREHOLDER SERVICING AGENT
---------------------------
FAM Shareholder Services, Inc.
Cobleskill, NY